 EXHIBIT 24
                                POWER OF ATTORNEY

Know all by these presents, that David R. Sonksen hereby constitutes and appoints
James J. Peterson, David R. Sonksen, Ralph Brandi, Debbie Weber and John M.
Holtrust, or any of them acting singly, each with full power of substitution,
David R. Sonksen's true and lawful attorney in fact to:

(1)        execute for and on behalf of David R. Sonksen, in David R. Sonksen's capacity as an executive officer and/or director of MICROSEMI CORPORATION (the
"Company"): (i) a Form 3, Initial Statement of Beneficial Ownership of Securities;
(ii) a Form 4, Statement of Changes in Beneficial Ownership of Securities; and
(iii) a Form 5, Annual Statement of Beneficial Ownership of Securities, in
accordance with Section 16(a) of the Securities Exchange Act of 1934 and the
rules thereunder;

(2)        do and perform any and all acts for and on behalf of David R. Sonksen which may be necessary or desirable to complete and execute such Form 3, Form 4, and Form 5 report(s) and to timely file such Form(s) with the United States
Securities and Exchange Commission and any stock exchange or similar authority;
and

(3)        take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney in fact, may be of benefit to, in the best interest of, or legally required by, David R. Sonksen, it being understood that the documents executed by such attorney in fact on behalf of David R. Sonksen pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney in fact may approve in such attorney in fact's discretion.

David R. Sonksen hereby grants to such attorney in fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as David R. Sonksen might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney in fact, or such attorney in fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of
Attorney and the rights and powers herein granted. David R. Sonksen acknowledges that the foregoing attorney in fact, in serving in such capacity at the request of
David R. Sonksen, is not assuming, nor is the Company assuming, any of David R.
Sonksen's responsibility to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until revoked by David
R. Sonksen in a signed writing delivered to the foregoing attorney in fact.

IN WITNESS WHEREOF, David R. Sonksen has caused this Power of Attorney to be executed as of this 23rd day of August, 2002.

                                                /s/ David R. Sonksen
                                                Signature